UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2015 (October 21, 2015)

DOMINO’S PIZZA, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32242	38-2511577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of Principal Executive Offices)

(734) 930-3030

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Domino’s Pizza, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.

General

On October 21, 2015 (the “Closing Date”), Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), completed a previously announced refinancing transaction by issuing $1.3 billion aggregate principal amount of fixed rate notes consisting of $500 million Series 2015-1 3.484% Fixed Rate Senior Secured Notes, Class A-2-I (the “2015-1 Class A-2-I Notes”) and $800 million Series 2015-1 4.474% Fixed Rate Senior Secured Notes, Class A-2-II (the “2015-1 Class A-2-II Notes” and, together with the 2015-1 Class A-2-I Notes, the “2015-1 Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. On the Closing Date, the Co-Issuers also entered into a revolving financing facility which allows for the issuance of up to $125 million of Series 2015-1 Variable Funding Senior Secured Notes, Class A-1 (the “2015-1 Class A-1 Notes”) and certain other credit instruments, including letters of credit. The 2015-1 Class A-1 Notes and the 2015-1 Class A-2 Notes are referred to collectively as the “2015-1 Notes.”

The 2015-1 Notes were issued pursuant to (i) the Amended and Restated Base Indenture, dated March 15, 2012, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on March 19, 2012, as amended by the First Supplement thereto, dated September 16, 2013 (“the First Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.1, the Second Supplement thereto, dated October 21, 2015 (“the Second Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.2, and the Third Supplement thereto, dated October 21, 2015 (“the Third Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.3 (the Amended and Restated Base Indenture as amended by the First Supplement, the Second Supplement and the Third Supplement being referred to herein collectively as the “Base Indenture”) and (ii) the Series 2015-1 Supplement thereto, dated October 21, 2015 (the “Series 2015-1 Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.4, in each case entered into by and among the Co-Issuers and Citibank, N.A., as the trustee (the “Trustee”) and the securities intermediary thereunder. The Base Indenture allows the Co-Issuers to issue additional series of notes subject to certain conditions set forth therein.

The last refinancing transaction by the Company occurred in April 2012, with the issuance of $1.575 billion of Series 2012-1 5.216% Fixed Rate Senior Secured Notes, Class A-2 (the “2012-1 Class A-2 Notes”) by the Co-Issuers and a revolving financing facility that allowed for the issuance of up to $100 million of Series 2012-1 Variable Funding Senior Secured Notes, Class A-1 Notes (the “2012-1 Class A-1 Notes”) by the Co-Issuers. The 2012-1 Class A-1 Notes and the 2012-1 Class A-2 Notes are referred to collectively as the “2012-1 Notes.” The Series 2012-1 Notes and the Series 2015-1 Notes are referred to collectively as the “Notes.” The 2012-1 Notes were issued under the Base Indenture and the Series 2012-1 Supplement thereto, dated March 15, 2012, among the Co-Issuers and Citibank, N.A., as the Trustee and the securities intermediary thereunder (the “Series 2012-1 Supplement”), the form of which is attached as Exhibit 4.2, to the Current Report on Form 8-K filed by the Company on March 19, 2012.

Proceeds from the issuance and sale of the 2015-1 Notes will be applied to, among other things, make an optional prepayment of approximately $551 million in aggregate principal amount of the 2012-1 Class A-2 Notes as described below under “Use of Proceeds.” In connection with the issuance and sale of the 2015-1 Class A-1 Notes, the Co-Issuers permanently reduced to zero the commitment to fund the 2012-1 Class A-1 Notes on October 21, 2015 and the Series 2012-1 Class A-1 Notes will be cancelled.

The 2015-1 Notes are part of a securitization transaction initiated with the issuance and sale of the 2012-1 Notes pursuant to which substantially all of the Company’s revenue-generating assets, consisting principally of franchise-related agreements, product distribution agreements and related assets, its intellectual property and license agreements for the use of its intellectual property, are held by the Co-Issuers and certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as guarantors of the Notes. The Co-Issuers and the Guarantors referred to below under “Guarantees and Collateral” have pledged substantially all of their assets to secure the Notes.

2015-1 Class A-2 Notes

The 2015-1 Class A-2 Notes were issued pursuant to the Base Indenture and the Series 2015-1 Supplement thereto referred to above. The 2015-1 Class A-2 Notes were offered for sale pursuant to the Purchase Agreement, dated October 14, 2015 (the “Purchase Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.1, entered into by and among the Company, Domino’s Inc., Domino’s Pizza LLC, as manager, the Co-Issuers, the Guarantors and Guggenheim Securities, LLC, as initial purchaser and representative of the initial purchasers named therein.

While the 2015-1 Class A-2 Notes are outstanding, scheduled payments of principal and interest are required to be made on the 2015-1 Class A-2 Notes on a quarterly basis. The payment of principal of the 2015-1 Class A-2 Notes may be suspended if (i) the leverage ratios for the Company and its subsidiaries and for the securitization entities is, in each case, less than or equal to 4.5x and there are no scheduled principal catch-up amounts outstanding or (ii) on and after the payment in full of the 2012-1 Notes, the leverage ratios for the Company and its subsidiaries and for the securitization entities is, in each case, less than or equal to 5.0x; provided, that during any such suspension, principal payments will continue to accrue and are subject to catch up upon failure to satisfy the leverage ratios.

The legal final maturity date of the 2015-1 Class A-2 Notes is in October of 2045, but it is anticipated that, unless earlier prepaid to the extent permitted under the Indenture, the 2015-1 Class A-2-I Notes will be repaid on the anticipated repayment date occurring in October of 2020 and the 2015-1 Class A-2-II Notes will be repaid on the anticipated repayment date occurring in October of 2025. If the Co-Issuers have not repaid or refinanced the 2015-1 Class A-2 Notes prior to the applicable anticipated repayment date, additional interest will accrue thereon in an amount equal to the greater of (A) 5% per annum and (B) a per annum interest rate equal to the excess, if any, by which (i) the sum of (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the anticipated repayment date of the United States Treasury security having a term closest to 10 years plus (B) 5%, plus (C)(1) with respect to the Class A-2-I Notes, 2.192% and (2) with respect to the Series 2015-1 Class A-2-II Notes, 2.589%, exceeds (ii) the original interest rate.

The 2015-1 Notes are secured by the collateral described below under “Guarantees and Collateral.”

2015-1 Class A-1 Notes

The 2015-1 Class A-1 Notes were issued pursuant to the Base Indenture and the Series 2015-1 Supplement thereto referred to above and allow for drawings on a revolving basis. Drawings and certain additional terms related to the 2015-1 Class A-1 Notes are governed by the Class A-1 Note Purchase Agreement dated October 21, 2015 (the “Class A-1 Note Purchase Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.2, among the Co-Issuers, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., and “Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent. The 2015-1 Class A-1 Notes will be governed, in part, by the Class A-1 Note Purchase Agreement and by certain generally applicable terms contained in the Base Indenture and the Series 2015-1 Supplement thereto. Interest on the 2015-1 Class A-1 Notes will be payable at a per annum rate equal to LIBOR plus 219 basis points. While the Co-Issuers do not anticipate drawing on the 2015-1 Class A-1 Notes on the Closing Date, the Co-Issuers expect to have approximately $46.2 million in undrawn letters of credit issued under the 2015-1 Class A-1 Notes on or shortly after the Closing Date. There is a commitment fee on the unused portion of the 2015-1 Class A-1 Notes facility ranging from 50 to 100 basis points depending on utilization. It is anticipated that the principal and interest on the 2015-1 Class A-1 Notes will be repaid in full on or prior to October 2020, subject to two additional one-year extensions at the option of Domino’s Pizza LLC, a wholly-owned subsidiary of the Company, which acts as the manager (as described below). Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the 2015-1 Class A-1 Notes equal to 5% per annum. The 2015-1 Class A-1 Notes and other credit instruments issued under the Class A-1 Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Amended and Restated Guarantee and Collateral Agreement, dated March 15, 2012 (the “Guarantee and Collateral Agreement”), the form of which is attached as Exhibit 10.2, to the Current Report on Form 8-K filed by the Company on March 19, 2012, among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as a guarantor of the 2015-1 Notes (collectively, the “Guarantors”), in favor of the Trustee, the Guarantors guarantee the obligations of the Co-Issuers under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

The Notes are secured by a security interest in substantially all of the assets of the Co-Issuers and the Guarantors (collectively, the “Securitization Entities”). The Notes are obligations only of the Co-Issuers pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the 2015-1 Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the Securitization Entities entered into an amended and restated management agreement dated March 15, 2012 (the “Amended and Restated Management Agreement”), the form of which is attached as Exhibit 10.3, to the Current Report on Form 8-K filed by the Company on March 19, 2012, as amended by the Amendment No. 1 dated as of October 21, 2015 to the Amended and Restated Management Agreement, the form of which is attached to this Form 8-K as Exhibit 10.3 (the “Amendment No. 1 Management Agreement” and together with the Amended and Restated Management Agreement, the “Management Agreement”), in each case entered into by and among the Securitization Entities, Domino’s Pizza LLC, as manager, and the Trustee. Domino’s Pizza LLC acts as the manager with respect to the Securitized Assets. The primary responsibilities of the manager are to perform certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. Domino’s Pizza N.S. Co. performs all services for Domino’s Pizza Canadian Distribution ULC, which conducts the distribution business in Canada.

Subject to limited exceptions set forth in the Management Agreement, the manager will indemnify each Securitization Entity, the trustee and certain other parties, and their respective officers, directors, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (a) the failure of the manager to perform its obligations under the Management Agreement, (b) the breach by the manager of any representation or warranty under the Management Agreement or (c) the manager’s negligence, bad faith or willful misconduct.

Covenants and Restrictions

The 2015-1 Notes are subject to a series of covenants and restrictions customary for transactions of this type, including as set forth in the Parent Company Support Agreement dated as of March 15, 2012 (the “Original Parent Company Support Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.4, as amended by the Amendment No. 1 dated as of October 21, 2015 to the Parent Company Support Agreement, the form of which is attached to this Form 8-K as Exhibit 10.5 (the “Amendment No. 1 Parent Company Support Agreement” and together with the Original Parent Company Support Agreement, the “Parent Company Support Agreement”), in each case entered into by and among the Company and the Trustee. These covenants and restrictions include (i) that the Co-Issuers maintain specified reserve accounts to be used to make required payments in respect of the 2015-1 Notes, (ii) provisions relating to optional and mandatory prepayments, including mandatory prepayments in the event of a change of control (as defined in the Series 2015-1 Supplement) and the related payment of specified amounts, including specified make-whole payments in the case of the 2015-1 Class A-2 Notes under certain circumstances, (iii) certain indemnification payments in the event, among other things, the transfers of the assets pledged as collateral for the 2015-1 Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters. The 2015-1 Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to failure to maintain stated debt service coverage ratios, the sum of global retail sales for all stores being below certain levels on certain measurement dates, certain manager termination events, an event of default and the failure to repay or refinance the 2015-1 Notes on the scheduled maturity date. Rapid amortization events may be cured in certain circumstances, upon which cure, regular amortization will resume. The 2015-1 Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the 2015-1 Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective and certain judgments.

Use of Proceeds

A portion of the net proceeds of the offering will be used to repay approximately $551 million in aggregate principal amount of 2012-1 Class A-2 Notes at par, which repayment will be made on October 26, 2015. The Co-Issuers have also applied the net proceeds of the offering to make an interest reserve deposit, pre-fund a portion of the principal and interest payable on the 2015-1 Class A-2 Notes on the initial quarterly payment date pursuant to the priority of payments specified in the Indenture and to pay transaction fees and expenses. The Co-Issuers are also responsible for paying scheduled principal catch-up amounts on the 2012-1 Class A-2 Notes, in increments, on each quarterly payment date following the Closing Date until paid in full, with the aggregate catch-up payments to be made as of the Closing Date being equal to approximately $22 million. The remaining net proceeds of the offering will be distributed up to Domino’s Pizza, Inc. to be used for general business purposes, which may include distributions to holders of common stock, other equivalent payments and stock repurchases.

Following the refinancing transaction and after giving effect to the scheduled principal catch-up amounts, there will be approximately $941 million in outstanding principal amount of 2012-1 Notes, $1.3 billion in outstanding principal amount of 2015-1 Class A-2 Notes and approximately $6 million in capital lease obligations of the Company.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the First Supplement, the Second Supplement, the Third Supplement, the Series 2015-1 Supplement, the Purchase Agreement, the Class A-1 Note Purchase Agreement, the Amendment No. 1 Management Agreement, the Original Parent Company Support Agreement and the Amendment No. 1 Parent Company Support Agreement, which have been filed as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1,10.2, 10.3, 10.4 and 10.5, respectively, hereto and are hereby incorporated herein by reference. Interested parties should read the documents in their entirety.

Item 1.02	Termination of a Material Definitive Agreement.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1 hereto includes certain historical and pro forma financial information of the Company related to the securitization transaction.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements relate to the refinancing of our subsidiaries’ securitization indebtedness, our ability to service our indebtedness and refinance or otherwise repay our indebtedness prior to its expected repayment date, our operating performance, the anticipated success of our reformulated pizza product, trends in our business and other descriptions of future events reflect management’s expectations based upon currently available information and data. However, actual results are subject to future risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially include: the level of and our ability to refinance our long-term and other indebtedness; uncertainties relating to litigation; consumer preferences, spending patterns and demographic trends; the effectiveness of our advertising, operations and promotional initiatives; the strength of our brand in the markets in which we compete; our ability to retain key personnel; new product and concept developments by us, such as our reformulated pizza, and other food-industry competitors; the ongoing level of profitability of our franchisees; and our ability and that of our franchisees’ to open new restaurants and keep existing restaurants in operation; changes in food prices, particularly cheese, labor, utilities, insurance, employee benefits and other operating costs; the impact that widespread illness or general health concerns may have on our business and the economy of the countries where we operate; severe weather conditions and natural disasters; changes in our effective tax rate; changes in government legislation and regulations; adequacy of our insurance coverage; costs related to future financings; our ability and that of our franchisees to successfully operate in the current credit environment; changes in the level of consumer spending given the general economic conditions including interest rates, energy prices and weak consumer confidence; availability of borrowings under our variable funding notes and our letters of credit; changes in accounting policies; and the European sovereign debt crisis and its potential to negatively impact the global economy. Important factors that could cause actual results to differ materially from our expectations are more fully described in our other filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our annual report on Form 10-K. Except as required by applicable securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In furnishing such information, we make no admission as to the materiality of any such information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of First Supplement to the Amended and Restated Base Indenture dated September 16, 2013 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Second Supplement to the Amended and Restated Base Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.3	Form of Third Supplement to the Amended and Restated Base Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.4	Form of Supplemental Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2015-1 3.484% fixed rate senior secured notes, Class A-2-I, Series 2015-1 4.474% fixed rate senior secured notes, Class A-2-II, and Series 2015-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2015-1 Securities Intermediary.

10.1	Form of Purchase Agreement dated October 14, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as Guarantor, Domino’s Pizza LLC, as manager, the Company and Domino’s Inc., as parent companies, and Guggenheim Securities, LLC, as Initial Purchaser and representative of the Initial Purchasers named therein.

10.2	Form of Class A-1 Note Purchase Agreement dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.

10.3	Form of Amendment No. 1 to Amended and Restated Management Agreement dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., and Citibank, N.A., as Trustee.

10.4	Form of Parent Company Support Agreement dated March 15, 2012 between the Company and Citibank, N.A., as Trustee.

10.5	Form of Amendment No. 1 to Parent Company Support Agreement dated October 21, 2015 between the Company and Citibank, N.A., as Trustee.

99.1	Certain Historical and Pro Forma Financial Information of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

/s/ Jeffrey D. Lawrence
Name:	Jeffrey D. Lawrence
Title:	Executive Vice President and Chief Financial Officer

Date: October 22, 2015

Exhibit Index

Exhibit Number	Description

4.1	Form of First Supplement to the Amended and Restated Base Indenture dated September 16, 2013 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Second Supplement to the Amended and Restated Base Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.3	Form of Third Supplement to the Amended and Restated Base Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.4	Form of Supplemental Indenture dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2015-1 3.484% fixed rate senior secured notes, Class A-2-I, Series 2015-1 4.474% fixed rate senior secured notes, Class A-2-II, and Series 2015-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2015-1 Securities Intermediary.

10.1	Form of Purchase Agreement dated October 14, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as Guarantor, Domino’s Pizza LLC, as manager, the Company and Domino’s Inc., as parent companies, and Guggenheim Securities, LLC, as Initial Purchaser and representative of the Initial Purchasers named therein.

10.2	Form of Class A-1 Note Purchase Agreement dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., “Rabobank Nederland,” New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.

10.3	Form of Amendment No. 1 to Amended and Restated Management Agreement dated October 21, 2015 among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., and Citibank, N.A., as Trustee.

10.4	Form of Parent Company Support Agreement dated March 15, 2012 between the Company and Citibank, N.A., as Trustee.

10.5	Form of Amendment No. 1 to Parent Company Support Agreement dated October 21, 2015 between the Company and Citibank, N.A., as Trustee.

99.1	Certain Historical and Pro Forma Financial Information of the Company.